UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust
(Name of the Registrant as Specified In Its Charter)

SOFTVEST, L.P.
SOFTVEST ADVISORS, LLC
ART-FGT FAMILY PARTNERS LIMITED
TESSLER FAMILY LIMITED PARTNERSHIP
ERIC L. OLIVER
ALLAN R. TESSLER
HORIZON KINETICS LLC
MURRAY STAHL
HORIZON ASSET MANAGEMENT LLC
KINETICS ADVISERS, LLC
KINETICS ASSET MANAGEMENT LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT INFORMATION

On April 9, 2019, SoftVest, L.P. (“SoftVest LP”) filed a definitive proxy statement (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the “Shares”) for the election of a new trustee of Texas Pacific Land Trust (“TPL”) to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the “Special Meeting”). INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the Proxy Statement, any amendments or supplements thereto and other documents that SoftVest LP files with the SEC from the SEC’s website at www.sec.gov, or by contacting D.F. King, SoftVest LP’s proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler, Horizon Kinetics LLC, Horizon Asset Management LLC, Kinetics Advisers, LLC, Kinetics Asset Management LLC and Murray Stahl may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants’ direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

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The following is a presentation made available by Horizon Kinetics LLC on May 2, 2019:

Special Note Regarding This Presentation

HORIZON KINETICS

SoftVest, L.P. ("SoftVest LP") has filed a definitive proxy statement (the "Proxy Statement") with the United States Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the "Shares") for the election of a new trustee of Texas Pacific Land Trust ("TPL") to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the "Special Meeting"). INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement, any amendments or supplements thereto and other documents that SoftVest LP files with the SEC from the SEC's website at sec.gov, or by contacting D.F. King, SoftVest LP's proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler, Horizon Kinetics LLC, Murray Stahl, Horizon Asset Management LLC, Kinetics Advisers, LLC, and Kinetics Asset Management LLC may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants' direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

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© 2019 Horizon Kinetics LLC™

About all that Water…

HORIZON KINETICS

This is what the Trustees told shareholders about the Investor Group and Water:

From the "Trust General Cook to Keep TPL on Track April 26, 2019" Presentation

Dissident Claim #1: Investing capital in an active water business demonstrates poor judgment, and management should instead return capital to shareholders

This is what the Investor Group *actually* wrote, these last two years, about water:

Excerpts from Investor Group's Past Presentations

Horizon Kinetics 1st Quarter 2018 Commentary: *"Although the water business accounted for only 13% of the Trust's revenues last year, it produced a 64% net profit margin. If that is indicative of its ongoing profitability, one should expect a rational capital allocator to* ***invest additional capital to this activity****."*

Horizon Kinetics 4th Quarter 2017 Commentary: *"The water services business* ***has the potential to be even larger than its [TPL's] existing oil royalty and land segments****."*

TPL Shareholder April 23, 2019 Presentation from the Investor Group:

Develop Water Business to Maximize Shareholder Value

- Provide water team with seasoned board for expansion and development
- Assess various types of water ventures to limit risk and maximize long-term growth
- Work with oil and gas partners to ensure both source and produced water requirements are met for decades of production.

Why would a Trustee (a Fiduciary) say that to shareholders? Really, why?

Full Horizon Kinetics 1st Quarter 2018 Commentary: https://horizonkinetics.com/wp-content/uploads/Q1-2018-Commentary_FINAL.pdf
Full Horizon Kinetics 4th Quarter 2017 Commentary: https://horizonkinetics.com/wp-content/uploads/Q4-2017-Commentary_FINAL-3.pdf

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© 2019 Horizon Kinetics LLC™

Special Note Regarding This Presentation

HORIZON KINETICS

SoftVest, L.P. ("SoftVest LP") has filed a definitive proxy statement (the "Proxy Statement") with the United States Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for a special meeting of holders of the sub-share certificates of proprietary interests (the "Shares") for the election of a new trustee of Texas Pacific Land Trust ("TPL") to fill the vacancy created by the resignation of Maurice Meyer III (such meeting, together with any adjournments, postponements or continuations thereof, the "Special Meeting"). INVESTORS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement, any amendments or supplements thereto and other documents that SoftVest LP files with the SEC from the SEC's website at sec.gov, or by contacting D.F. King, SoftVest LP's proxy solicitor, by phone (212-269-5550) or e-mail (TPL@dfking.com).

SoftVest Advisors, LLC, SoftVest LP, Eric L. Oliver, ART-FGT Family Partners Limited, Tessler Family Limited Partnership, Allan R. Tessler, Horizon Kinetics LLC, Murray Stahl, Horizon Asset Management LLC, Kinetics Advisers, LLC, and Kinetics Asset Management LLC may be deemed participants in the solicitation of proxies from holders of Shares in connection with the matters to be considered at the Special Meeting. Information about such participants' direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement.

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© 2019 Horizon Kinetics LLC™